STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                 Century(reg.sm)

                                  MAY 21, 1997
                            REVISED FEBRUARY 17, 1998

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                      Value
                                  Equity Income


                       STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 21, 1997
                            REVISED FEBRUARY 17, 1998

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

This Statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century Value and American Century Equity Income, each a series of American Century Capital Portfolios, Inc. dated May 21, 1997. Please retain this document for future reference. To obtain a prospectus, call American Century at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Investment Restrictions ...................................................    2
Forward Currency Exchange Contracts .......................................    3
Index Futures Contracts ...................................................    4
An Explanation of Fixed Income Securities Ratings .........................    5
Short Sales ...............................................................    7
Portfolio Turnover ........................................................    7
Officers and Directors ....................................................    8
Management ................................................................   10
Custodians ................................................................   11
Independent Auditors ......................................................   11
Capital Stock .............................................................   11
Multiple Class Structure ..................................................   11
Taxes .....................................................................   14
Brokerage .................................................................   16
Performance Advertising ...................................................   17
Redemptions in Kind .......................................................   18
Holidays ..................................................................   18
Financial Statements ......................................................   18


STATEMENT OF ADDITIONAL INFORMATION                                            1


INVESTMENT OBJECTIVES OF THE FUNDS

    The investment objective of each fund comprising American Century Capital Portfolios, Inc. is described on page 2 of the applicable prospectus. In achieving its objective, a fund must conform to certain policies, some of which are designated in its prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments for Value and Equity Income.

    In general, within the restrictions outlined herein, American Century has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the manager's intention that each fund will generally consist of equity securities. However, subject to the specific limitations applicable to a fund, the manager may invest the assets of a fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

    Neither the Securities and Exchange Commission nor any other federal or state agency participates in or supervises the management of the funds or their investment practices or policies.

INVESTMENT RESTRICTIONS

    Additional fundamental policies that may be changed only with shareholder approval provide as follows:

  (1) The funds shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

  (2) The funds shall not borrow money, except that the funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33(1)/(3)% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  (3) The funds shall not lend any security or make any other loan if, as a result, more than 33(1)/(3)% of a fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or
         (ii) by engaging in repurchase agreements with respect to portfolio securities.

  (4) The funds shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the funds from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  (5) The funds shall not act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  (6) The funds shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

  (7) The funds shall not invest for purposes of exercising control over management.

  (8) Value and Equity Income shall not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

    In addition, the funds have adopted the following non-fundamental investment restrictions:

  (1) As an operating policy, a fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

  (2) As an operating policy, a fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its


2                                                  AMERICAN CENTURY INVESTMENTS


         net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  (3) As an operating policy, a fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

  (4) As an operating policy, a fund shall not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    The Investment Company Act imposes certain additional restrictions upon acquisition by the fund of securities issued by insurance companies, brokers, dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

    Neither Value nor Equity Income may concentrate their investments in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that the recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

FORWARD CURRENCY EXCHANGE CONTRACTS

    A fund conducts its foreign currency exchange transactions either on a spot (ie., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

    A fund expects to use forward contracts under two circumstances:

  (1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

  (2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

    As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

    Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount equal to the value of the forward contracts entered into under the second circumstance. If the value of the securities placed in the separate account declines,


STATEMENT OF ADDITIONAL INFORMATION                                        3


additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

    Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

INDEX FUTURES CONTRACTS

    As described in the applicable Prospectus, the funds may enter into domestic stock index futures contracts. Unlike when a fund purchases securities, no purchase price for the underlying securities is paid by the fund at the time it purchases a futures contract. When an index futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the fund's custodian for the benefit of the FCM in the event of any default by the fund in the payment of any future obligations.

    The value of the index futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities that comprise the index. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain may be entitled to receive all or a portion of this amount. The FCM may have access to a fund's margin account only under specified conditions of default.

    The funds maintain from time to time a percentage of their assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the funds' investment objectives. The funds may enter into index futures contracts as an efficient means to expose the funds' cash position to the domestic equity market. The manager believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

    The funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

    The principal risks generally associated with the use of futures include:

    * the possible absence of a liquid secondary market for any particular instrument may make it


4                                                 AMERICAN CENTURY INVESTMENTS


         difficult or impossible to close out a position when desired (liquidity risk);

    * the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter party risk);

    * the risk that the index of securities to which the futures contract relates may go down in value (market risk); and

    * adverse price movements in the underlying index can result in losses substantially greater than the value of a fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the funds may not purchase leveraged futures, so there is no leverage risk involved in the funds' use of futures.

    A liquid secondary market is necessary to close out a contract. A fund may seek to manage liquidity risk by investing only in exchange-traded futures. Exchange-traded index futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

    Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, such fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

    A fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of a fund, that fund may be entitled to the return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. The manager will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the funds do business.

    The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, the movement in market price of index futures contracts will reflect the movement in the aggregate market price of the entire portfolio of securities comprising the index. Since the funds are not index funds, a fund's investment in futures contracts will not correlate precisely with the performance of such fund's other equity investments. However, the manager believes that an investment in index futures will more closely reflect the investment performance of the funds than an investment in U.S. government or other highly liquid, short-term debt securities, which is where the cash position of the funds would otherwise be invested.

    The policy of the manager is to remain fully invested in equity securities. There may be times when the manager deems it advantageous to the funds not to invest excess cash in index futures, but such decision will generally not be the result of an active effort to use futures to time or anticipate market movements in general.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

    As described in the applicable prospectuses, the funds may invest in fixed income securities. With the exception of convertible securities and all fixed income investments of the Real Estate Fund, the funds may invest only in investment grade obligations.

    Fixed income securities ratings provide the investment manager with current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the prospectus disclosure:


STATEMENT OF ADDITIONAL INFORMATION                                       5


    The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

   AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C - The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI - The rating CI is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

    The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

   AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered ade-


6                                                 AMERICAN CENTURY INVESTMENTS


   quate, but elements may be present that suggest a susceptibility to impairment some time in the future.

   BAA - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

   BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C - Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT SALES

    Value and Equity Income may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short.

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

    A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, all or some part of any future losses in the fund's long position in substantially identical securities may not become deductible for tax purposes until all or some part of the short position has been closed.

PORTFOLIO TURNOVER

    In order to achieve each fund's investment objective, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the funds' rate of portfolio turnover may be substantial.

    The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of a fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders. Subject to those considerations, the corporation will sell a given security, no matter for how long or how short a period it has been held in the portfolio


STATEMENT OF ADDITIONAL INFORMATION                                       7


and no matter whether the sale is at a gain or at a loss, if management believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

    When a general decline in security prices is anticipated, a fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, a fund may increase its equity position and decrease its cash position. It should be expected, however, that the funds will, under most circumstances, be essentially fully invested in equity securities and equity equivalents.

    Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, management believes that the rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives.

OFFICERS AND DIRECTORS

    The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

    JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

    JAMES E. STOWERS III,* Director; Chief Executive Officer and Director, American Century Companies, Inc.

    THOMAS A. BROWN, Director; Director of Plains States Development, Applied Industrial Technologies, a corporation engaged in the sale of bearings and power transmission products.

    ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

    ANDREA C. HALL, Ph.D., Director; Senior Vice President and Associate Director, Midwest Research Institute.

    D. D. (DEL) HOCK, Director; retired, formerly Chairman, Public Service of Colorado; Director, Service Tech, Inc., Hathaway Corporation, and J.D. Edwards & Company.

    DONALD H. PRATT, Vice Chairman of the Board and Director; President and Director, Butler Manufacturing Company.

    LLOYD T. SILVER JR., Director; President, LSC, Inc., a manufacturer's representative.

    M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

    RICHARD W. INGRAM, President; Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. (FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager for First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

    MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

    PATRICK A. LOOBY, Vice President; Vice President, American Century Services Corporation.

    CHRISTOPHER J. KELLEY, Vice President; Vice President and Associate General Counsel of FDI. Prior to joining FDI, Mr. Kelly served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).


8                                                 AMERICAN CENTURY INVESTMENTS


    MARY A. NELSON, Vice President; Vice President and Manager of Treasury Services and Administration of FDI. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

    MERELE A. MAY, Controller.

    The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

    Messrs.  Stowers Jr.  (chairman),  Stowers  III,  and Pratt  constitute  the
Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

    Ms. Strandjord (chairman), and Dr. Doering and Mr. Hock constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.

    Messrs. Brown (chairman), Pratt, Silver and Dr. Hall constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

    The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Hock and Stowers III.

    The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of six of such companies an annual director's fee of $44,000, a fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those Directors who are not "interested persons" who serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses.

    Set forth on page 10 is the aggregate compensation paid for the periods indicated by the corporation and by the American Century family of funds as a whole to each director of the corporation who is not an "interested person" as defined in the Investment Company Act.

                                  Aggregate          Total Compensation from
                                 Compensation         the American Century
Director                    from the corporation(1)    Family of Funds(2)
--------------------------------------------------------------------------------
Thomas A. Brown                     $2,411                  $46,333
Robert W. Doering, M.D.              2,260                   42,833
Linsley L. Lundgaard(3)              2,436                   46,333
Donald H. Pratt                      2,352                   44,667
Lloyd T. Silver Jr.                  2,310                   44,333
M. Jeannine Strandjord               2,310                   43,833
John M. Urie(4)                      1,318                   37,167
D.D. (Del) Hock                      1,075                    8,833
--------------------------------------------------------------------------------

(1) Includes compensation actually paid by the corporation during the fiscal year ended March 31, 1997.

(2) Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996

(3) Dr. Hall replaced Mr. Lundgaard as a director effective November 1, 1997.

(4) Mr. Hock replaced Mr. Urie as a director effective October 31, 1996.

    Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who also are officers of the funds, are paid by the manager.


STATEMENT OF ADDITIONAL INFORMATION                                        9


MANAGEMENT

    A description of the responsibilities and method of compensation of the funds' manager, American Century Investment Management, Inc., appears in each Prospectus under the caption "Management."

    During the three most recent fiscal years, the management fees paid by Value and Equity Income were as follows:


FUND                                                   Years Ended March 31,
-------------------------------------------------------------------------------
                             1997                1996               1995
-------------------------------------------------------------------------------
VALUE

 Management fees       $   13,047,153       $  5,747,940       $  1,514,154

 Average net assets     1,307,953,436        590,608,755        151,415,400

EQUITY INCOME

 Management fees       $    1,579,957       $    831,887       $   145,270*

 Average net assets       158,249,137         84,610,230        14,527,000*
------------------------------------------------------------------------------

* Since inception (August 1, 1994) through March 31, 1995.

    The Advisor Class of Value commenced October 2, 1996, and the Advisor Class of Equity Income commenced March 7, 1997. The management fees shown above include $106,780 paid on Advisor Class shares of Value and $9 paid on Advisor Class shares of Equity Income for the period ended March 31, 1997.

    The management agreements between Value, Equity Income and the Real Estate Fund and the manager shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Directors who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

    Each management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of the funds' shareholders, on 60 days' written notice to the manager and that it shall be automatically terminated if it is assigned.

    Each management agreement provides that the manager shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    Each management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    The management agreement between the Real Estate Fund and the manager contemplates the retention of a subadvisor by the manager.

    Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the funds the manager is also acting as an investment adviser to twelve institutional accounts and to twelve registered investment


10                                             AMERICAN CENTURY INVESTMENTS


companies: American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century World Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc., American Century Variable Portfolios, Inc., American Century Municipal Trust, American Century Quantitative Equity Funds, American Century International Bond Funds, American Century Investment Trust, American Century Government Income Trust, American Century Target Maturities Trust, and American Century California Tax-Free and Municipal Funds.

    American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to day administration of the funds and the manager pays American Century Services Corporation for such services.

    As stated in each Prospectus, all of the stock of American Century Investment Management, Inc. and American Century Services Corporation is owned by American Century Companies, Inc.

CUSTODIANS

    Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

    At a meeting held on December 12, 1996, the Board of Directors of the corporation appointed Deloitte & Touche LLP, 1010 Grand Avenue, Suite 400, Kansas City, Missouri 64106 as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending March 31, 1998. The appointment of Deloitte & Touche was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax return filed for each fund by American Century.

    Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for all fiscal years ended prior to March 31, 1998.

CAPITAL STOCK

    The funds' capital stock is described in the Prospectuses under the heading "FURTHER INFORMATION ABOUT AMERICAN CENTURY."

    The corporation currently has three series of shares outstanding. Value and Equity Income are further divided into four classes, and the Real Estate Fund is further divided into three classes. The funds may in the future issue one or more additional series or class of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares will have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

    In  the  event  of  complete   liquidation  or  dissolution  of  the  funds,
shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

    As of May 5, 1997, in excess of 5% of the outstanding shares of either series of the funds were owned of record as follows: Charles Schwab & Co., San Francisco, California, owned 12.5% of Value and 13.7% of Equity Income.

MULTIPLE CLASS STRUCTURE

    The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the


STATEMENT OF ADDITIONAL INFORMATION                                       11


funds  may  issue  up  to  four  classes  of  shares:   an  Investor  Class,  an
Institutional Class, a Service Class and an Advisor Class.

    The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described beginning on this page.

    In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the Investment Company Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Service Class of shares is made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain record keeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.

    American Century Investment Services, Inc. enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees under the Shareholder Services Plan to pay for such services. Payments may


12                                               AMERICAN CENTURY INVESTMENTS


be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment medium) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as check writing and wire transfer services;
(5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class of shares is also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    As with the Service Class, certain record keeping and administrative services that are provided by the funds' transfer agent of the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (1) the payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder


STATEMENT OF ADDITIONAL INFORMATION                                      13


reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares; (9) assisting investors in completing application forms and selecting dividend and other account options:
(10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

TAXES

    Each fund has elected to be taxed under the Internal Revenue Code as a regulated investment company. If they qualify, they will not be subject to U.S. federal income tax on net investment income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal and state corporate income tax and to a nondeductible 4% excise tax.

    Distributions by the funds from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.

    Distributions by the funds from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

    Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in shares of the funds, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effect of this investment on their own situations.

TAXATION OF CERTAIN MORTGAGE REITS

    The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net


14                                               AMERICAN CENTURY INVESTMENTS


operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

TAXATION OF DEBT INSTRUMENTS

    For Federal income tax purposes, debt securities purchased by the funds may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for Federal income tax purposes, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount for any period is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

    A fund may purchase debt securities at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, at the time of purchase. This additional discount represents market discount for income tax purposes. Generally, market discount is accrued on a daily basis.

    A fund may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

FOREIGN HOLDERS

    A foreign holder is a person or entity that, for U.S. Federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a non-resident fiduciary of a foreign estate or trust. If a distribution of a fund's taxable income (without regard to its net capital gain) to a foreign holder is not effectively connected with a U.S. trade of business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In addition, distributions from the Fund will generally be subject to information reporting.

    If at least 50% of the value of the Real Estate Fund is represented by shares of REITs that are "domestically controlled" within the meaning of Section 897(h) of the Code, or is represented by shares of classes of REIT stock that
(i) represent not more than 5% of such classes and (ii) are "regularly traded on an established securities market" within the meaning of Section 897(c)(3) of the Code, a foreign holder should not be subject to withholding tax under the Foreign Investment in Real Property Tax Act with respect to gain arising from the sale or redemption of units. In addition, based upon advice of counsel as to existing law, the fund does not intend to withhold under FIRPTA on distributions of the fund's net capital gain (designated as capital


STATEMENT OF ADDITIONAL INFORMATION                                         15


gain by the fund). Such income generally will not be subject to federal income tax unless the income is effectively connected with a trade or business of such foreign holder in the United States. In the case of a foreign holder who is a non-resident alien individual, however, gain arising from the sale or redemption of shares or distributions of the fund's net capital gain ordinarily will be subject to federal income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of the gain arising from the sale or redemption of units, either the gain is attributable to an office or other fixed place of business maintained by the holder in the United States or the holder has a "tax home" in the United States. In addition, shares held by individual who is not a citizen or resident of the United States at the time of his death will generally be subject to United States federal estate tax.

    The tax consequences to a foreign holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Holders should consult their own tax advisers to determine whether investment in the Fund is appropriate.

BROKERAGE

    Under the terms of the management agreements between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.

    For brokerage services related to the Real Estate Fund, the manager has delegated responsibility for selecting brokers to execute portfolio transactions to the subadvisor under the terms of the Investment Subadvisory Agreement.

    The manager or the subadvisor, as the case may be, receives statistical and other information and services without cost from brokers and dealers. The manager or the subadvisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager and the subadvisor propose to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services provided to the manager and the subadvisor will be in addition to and not in lieu of the services required to be performed for the funds by the manager and subadvisor. Neither the manager nor the subadvisor utilizes brokers who provide such information and services for the purpose of reducing the expense of providing required services to the funds.

    In the years ended March 31, 1997, 1996 and 1995, the brokerage commissions of Value and Equity Income were as follows:


FUND                                                    Years Ended March 31,
--------------------------------------------------------------------------------
                               1997              1996               1995
--------------------------------------------------------------------------------
VALUE                      $4,841,179         $2,929,681          $607,139

EQUITY INCOME                 537,710            325,185         51,427(1)
--------------------------------------------------------------------------------

(1)Since inception.

    The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions because of the value of the brokerage and/or research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker.


16                                                AMERICAN CENTURY INVESTMENTS


The funds normally place their over-the-counter transactions with principal market makers but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

    On occasions when the manager deems the purchase or sale of a security to be in the best interests of the funds as well as other fiduciary accounts, the manager may aggregate the security to be sold or purchased for the fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the manager in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the funds.

PERFORMANCE ADVERTISING

FUND PERFORMANCE

    Individual fund performance may be compared to various indices, including the Standard & Poor's 500 Index, the Consumer Price Index, the Dow Jones Industrial Average and the S&P/Barra Value (with regard to Value), the Lipper Equity Income Fund Index (with regard to Equity Income), and the Morgan Stanley REIT Index, NAREIT Equity-Less Health Care Index , and Wilshire REIT Only Index (with regard to the Real Estate Fund). Fund performance also may be compared to the rankings prepared by Lipper Analytical Services, Inc.

    The following table sets forth the average annual total return of the Investor class of the funds for the periods indicated. Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions. Annualization of a fund's return assumes that the partial year performance will be constant throughout the period. Actual return through the period may be greater or less than the annualized data.


                                                         Average Annual
Value                                                     Total Return
-----------------------------------------------------------------------------
Year ended March 31, 1997                                    15.92%

September 1, 1993 (Inception)
through March 31, 1997                                       17.39%


                                                         Average Annual
Equity Income                                             Total Return
-----------------------------------------------------------------------------
Year Ended March 31, 1997                                    16.24%

August 1, 1994 (Inception)
through March 31, 1997                                       19.78%
-----------------------------------------------------------------------------

    The funds also may elect to advertise cumulative total return and average annual total return, computed as described above, over periods of time other than one, five and 10 years and cumulative total return over various time periods. The following table shows the cumulative total returns and the average annual returns for the Investor Class of the funds since their respective dates of inception.


                            Cumulative Total          Average Annual
Fund                     Return Since Inception        Compound Rate
-----------------------------------------------------------------------------
Value                            77.47%                    17.39%

Equity Income                    61.71%                    19.78%
-----------------------------------------------------------------------------

ADDITIONAL PERFORMANCE COMPARISONS

    Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(reg.tm) Index, NAREIT Equity-Less Health Care Index and Wilshire REIT Only Index, and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA


STATEMENT OF ADDITIONAL INFORMATION                                      17


Today, Realty Stock Review, Changing Times, Institutional Investor, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the applicable prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

MULTIPLE CLASS PERFORMANCE ADVERTISING

    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class. For periods after the first full quarter after inception, actual performance of the new class will be used.

REDEMPTIONS IN KIND

    In order to protect the investments of the remaining shareholders, the funds have adopted a policy regarding large redemptions. That policy is described in detail in the applicable fund prospectuses under the heading "Special Requirements for Large Redemptions."

    The funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire portfolio and may be securities that the manager regards as least desirable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in each prospectus under the heading "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

    The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


18
                                                   AMERICAN CENTURY INVESTMENTS

FINANCIAL STATEMENTS

    The financial statements of the funds for the fiscal year ended March 31, 1997, are included in the Annual Report to shareholders, which is incorporated herein by reference. In addition, the fund's unaudited financial statements for the six months ended September 30, 1996, are included in the Semiannual Report to shareholders which is incorporated herein by reference. With respect to the unaudited financial statements incorporated herein, all adjustments, in the opinion of management, necessary for a fair presentation of the financial position and results of operation for the periods indicated have been made. The results of operations of the funds for the respective periods indicated are not necessarily indicative of the results for the entire year. You may receive copies of the Annual and Semiannual Reports without charge upon request to the funds at the address and telephone numbers shown on the cover of this Statement


STATEMENT OF ADDITIONAL INFORMATION                                      19


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM

                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11509      Recycled